UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2014

Steel Excel Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite N222, White Plains, New York		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 461-1300

n/a
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 6, 2014, Steel Excel Inc. (the “Company”) issued a press release announcing that its Board of Directors approved an effective time and date of 5:00 p.m. Eastern Time on June 18, 2014, at which the Company will effect a 1-for-500 reverse split, immediately followed by a 500-for-1 forward split, of its common stock. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Steel Excel Inc. on June 6, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2014	Steel Excel Inc.

	By:	/s/ James F. McCabe, Jr.
		Name:	James F. McCabe, Jr.
		Title:	Chief Financial Officer